Exhibit 10.1

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”), dated as of October 31, 2007 and effective as of the Effective Date (as hereinafter defined), is made and entered into among WYNN LAS VEGAS, LLC, a Nevada limited liability company (the “Borrower”), the Wynn Amendment Parties (as hereinafter defined) and DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent (in such capacity, the “Administrative Agent”) on behalf of the Lenders (as hereinafter defined).

RECITALS

A. The Borrower and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of August 15, 2006 (as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of April 9, 2007, the “Credit Agreement”), among the Borrower, Deutsche Bank Trust Company Americas, as Administrative Agent, issuing lender and swing line lender, Deutsche Bank Securities Inc., as lead arranger and joint book running manager, Banc of America Securities LLC, as lead arranger and joint book running manager, Bank of America, N.A., as syndication agent, Bear, Stearns & Co. Inc., as arranger and joint book running manager, Bear Stearns Corporate Lending Inc., as joint documentation agent, J.P. Morgan Securities Inc., as arranger and joint book running manager, JPMorgan Chase Bank, N.A., as joint documentation agent, SG Americas Securities, LLC, as arranger and joint book running manager, Societe Generale, as joint documentation agent, Bank of Scotland, as managing agent, HSH Nordbank AG, as managing agent, the Royal Bank of Scotland PLC, as managing agent, Wachovia Bank, as managing agent, and the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”).

B. In connection with the Credit Agreement, each of Wynn Las Vegas Capital Corp., a Nevada corporation (“Capital Corp.”), Wynn Show Performers, LLC, a Nevada limited liability company (“Show Performers”), Wynn Golf, LLC, a Nevada limited liability company (“Wynn Golf”), Wynn Sunrise, LLC, a Nevada limited liability company (“Wynn Sunrise”), World Travel, LLC, a Nevada limited liability company (“World Travel”), Kevyn, LLC, a Nevada limited liability company (“Kevyn”), Las Vegas Jet, LLC, a Nevada limited liability company (“Las Vegas Jet”), Wynn Resorts Holdings, LLC, a Nevada limited liability company (“Wynn Resorts Holdings”), and Wynn Completion Guarantor, LLC, a Nevada limited liability company (“Completion Guarantor” and together with Capital Corp., Show Performers, Wynn Golf, Wynn Sunrise, World Travel, Kevyn, Las Vegas Jet and Wynn Resorts Holdings, the “Wynn Amendment Parties”), have executed certain Loan Documents (as defined in the Credit Agreement).

C. The Borrower has requested that the Lenders agree, subject to the conditions and on the terms set forth in this Second Amendment, to amend certain provisions of the Credit Agreement and certain other Loan Documents in order to, among other things, permit the Borrower and Capital Corp. to issue additional 2014 Notes (as defined in the Credit Agreement) under the 2014 Notes Indenture (as defined in the Credit Agreement) in a principal amount up to $500,000,000.

D. The Lenders are willing to agree to such amendments, subject to the conditions and on the terms set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent on behalf of the Lenders and the Wynn Amendment Parties agree as follows:

1. Definitions. Except as otherwise expressly provided herein, capitalized terms used in this Second Amendment shall have the meanings given in the Credit Agreement and the rules of interpretation set forth in the Credit Agreement shall apply to this Second Amendment.

2. Amendments.

(a) The Borrower and Capital Corp. shall be entitled, subject to the conditions set forth in Section 2(b) below, to issue up to an additional $500,000,000 in principal amount of 2014 Notes (the “Additional 2014 Notes”) secured by the Collateral (other than the Bank Separate Collateral (as defined in the Intercreditor Agreement)) and, in furtherance of the foregoing, Section 7.2(f)(ii) of the Credit Agreement is amended by replacing the number “$1,300,000,000” with a number equal to the sum of $1,300,000,000 plus the principal amount of Additional 2014 Notes actually issued by the Borrower and Capital Corp., which principal amount shall not exceed $500,000,000.

(b) The Additional 2014 Notes may only be issued once and the Borrower and Capital Corp. shall not issue the Additional 2014 Notes unless each of the following conditions shall have been satisfied (or waived):

(i) no Event of Default shall have occurred and be continuing immediately prior to the issuance of the Additional 2014 Notes or could reasonably be expected to result therefrom;

(ii) each of the Borrower Mortgage, Wynn Golf Mortgage and Wynn Sunrise Mortgage (each as defined in the Credit Agreement and collectively, the “Wynn Mortgages”) shall have been amended (and the Lenders direct the Administrative Agent to enter into such amendments) (A) by replacing the term “$2,425,000,000” where it appears in such Wynn Mortgages with a number equal to the sum of $2,425,000,000 plus the principal amount of Additional 2014 Notes actually issued by the Borrower and Capital Corp. and (B) as the Administrative Agent otherwise determines is necessary or appropriate in order to (I) maintain the security interest of the Administrative Agent, the Lenders or the Collateral Agent in the Collateral, (II) cause or ensure that the obligations of the Borrower and the Wynn Amendment Parties with respect to the Additional 2014 Notes are secured by the Collateral (other than the Bank Separate Collateral (as defined in the Intercreditor Agreement)) and (III) otherwise effectuate the transactions or other amendments contemplated hereby, and, in each case, such amendment or amendments will be recorded in the appropriate real property records of the State of Nevada;

(iii) concurrently with the recordation of the documents described in Section 2(b)(ii), the Borrower and the applicable Wynn Amendment Parties shall have obtained and delivered to the Administrative Agent appropriate endorsements or supplements to the Title Policy with respect to the Wynn Mortgages (the “Existing Title Policy”), or a commitment to issue such endorsements or supplements, in each case in form and substance reasonably satisfactory to the Administrative Agent (i) ensuring the Lenders that the amendments to the applicable Wynn Mortgages made pursuant to Section 2(b)(ii) do not adversely affect the Lenders’ title and extended coverage insurance contained in the Existing Title Policy and (ii) increasing the insured amount of the Existing Title Policy by the principal amount of Additional 2014 Notes actually issued by the Borrower and Capital Corp.;

(iv) each of the Additional 2014 Notes Disbursement Agreement Amendment and the Loan Document Amendments (in each case as defined below) shall have been executed by all parties thereto and shall be in full force and effect;

(v) as of the issuance of the Additional 2014 Notes, the representations and warranties contained in Section 6 of this Second Amendment shall be true and correct in all material respects; and

(vi) on or prior to the issuance of the Additional 2014 Notes, the Borrower shall have delivered to the Administrative Agent one or more legal opinions of counsel to the Borrower and each of the Wynn Amendment Parties, in each case with respect to such matters as the Administrative Agent may reasonably request and in form and substance reasonably satisfactory to the Administrative Agent.

(c) Section 1.1 of the Credit Agreement is amended by inserting the following new definition in appropriate alphabetical order:

“Additional 2014 Notes”: the Additional Notes (as such term is defined in the 2014 Notes Indenture).

(d) The definition of “2014 Notes” set forth in Section 1.1 of the Credit Agreement is amended by inserting the parenthetical “(including any Additional 2014 Notes)” after the words “2014 Notes Indenture” in the second line thereof.

(e) Section 1.3(a) of the Credit Agreement is amended by inserting the words “and the Additional 2014 Notes” immediately following the words “Senior Unsecured Debt” where such words appear therein.

(f) Section 6.2 of the Credit Agreement is amended by deleting subsection (j) thereof in its entirety and replacing such subsection with the words “[INTENTIONALLY OMITTED]”.

(g) Section 6.5 of the Credit Agreement is amended by deleting clause (d) thereof in its entirety and replacing it with the following:

“(d) At all times maintain liability, casualty and other insurance (subject to customary deductibles and retentions) with responsible insurance companies in such amounts and against such risks as is commonly carried by responsible companies engaged in similar businesses and owning similar assets in the general areas in which the Borrower and the other Loan Parties operate and, in each case, which is reasonably acceptable in all material respects to the Administrative Agent (in consultation with the Insurance Advisor) from time to time. In addition, the Borrower and each of the other Loan Parties shall obtain such other or additional insurance (as to risks covered, policy amounts, policy provisions or otherwise) as the Administrative Agent (in consultation with the Insurance Advisor) may reasonably request from time to time; provided that such insurance and such amounts are then commonly insured against with respect to similar properties in Las Vegas, and are available on commercially reasonable terms. Notwithstanding anything herein to the contrary, the insurance maintained by the Borrower and the other Loan Parties pursuant to this Section 6.5(d) shall include terrorism insurance and shall not include key-man life insurance; provided that the Borrower and the Loan Parties shall not be required to maintain terrorism insurance at any time, if any (and only for such time), that such insurance is not available on any terms. All material insurance policies shall provide that no cancellation thereof shall be effective until at least 30 days after receipt by the Administrative Agent of written notice thereof. The Administrative Agent shall be named as an additional insured on all material liability insurance policies of the Borrower and each of the Loan Parties (other than directors and officers liability insurance) and the Collateral Agent shall be named as loss payee on all material property insurance policies of each such person.”

(h) Section 6.5(e) is amended by deleting clauses (ii) and (iii) thereof in their entirety and replacing them with the following:

“(ii) forthwith, notice of any cancellation or non-renewal of any material insurance policy of any Loan Party or any material change in coverage of any Loan Party and”.

(i) Section 7.10(i) of the Credit Agreement is amended by inserting the parenthetical “(including any exchange notes issued in exchange for Additional 2014 Notes)” immediately before the semicolon in such section.

(j) Section 8 of the Credit Agreement is amended by deleting subsection (k) thereof in its entirety and replacing such subsection with the words “[INTENTIONALLY OMITTED]”.

3. Disbursement Agreement Amendment. The Administrative Agent is hereby directed on behalf of the Lenders to execute and enter into, and to direct the Disbursement Agent to execute and enter into, on the Effective Date, an amendment to the Disbursement Agreement (the “Effective Date Disbursement Agreement Amendment”) in order to effectuate the transactions or other amendments contemplated hereby, including amending applicable insurance requirements under the Disbursement Agreement in a manner consistent with the amendments set forth in Sections 2(g) and 2(h) above.

4. Additional 2014 Notes Disbursement Agreement Amendment. The Administrative Agent is hereby directed on behalf of the Lenders to execute and enter into, and to direct the Disbursement Agent to execute and enter into, on the date on which the Additional 2014 Notes are issued, an amendment to the Disbursement Agreement (the “Additional 2014 Notes Disbursement Agreement Amendment”) in order to (i) delete the words “, plus [(x)][(vii)] the amount of any Senior Unsecured Debt (as defined in the Bank Credit Agreement) that could be incurred by the Company pursuant to Section 7.2(n) of the Bank Credit Agreement at such time”, that appear in the definition of “Available Funds” in Exhibit A thereto and (ii) otherwise effectuate the transactions or other amendments contemplated hereby.

5. Loan Document Amendments. The Administrative Agent is hereby directed on behalf of the Lenders to execute and enter into, or to direct the Collateral Agent to execute and enter into, as applicable, any amendments to the Loan Documents (the “Loan Document Amendments”) as the Administrative Agent determines are necessary or appropriate in order to (i) maintain the security interest of the Administrative Agent, the Lenders or the Collateral Agent in the Collateral, (ii) cause or ensure that the obligations of the Borrower and the Wynn Amendment Parties with respect to the Additional 2014 Notes are secured by the Collateral (other than the Bank Separate Collateral (as defined in the Intercreditor Agreement)) and (iii) otherwise effectuate the transactions or other amendments contemplated hereby.

6. Representations and Warranties. To induce the Lenders and the Administrative Agent to agree to this Second Amendment, the Borrower represents to the Administrative Agent and the Lenders that as of the date hereof and as of the date of the issuance of the Additional 2014 Notes:

(a) each of the Borrower and each of the Wynn Amendment Parties has all power and authority to enter into this Second Amendment, the Effective Date Disbursement Agreement Amendment, the Additional 2014 Notes Disbursement Agreement Amendment and the Loan Document Amendments (collectively, the “Second Amendment Documents”) to which it is a party and that have been entered into by the Borrower or such Wynn Amendment Party as of the date this representation is being made, and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, the Second Amendment Documents to which it is a party;

(b) the execution and delivery of the Second Amendment Documents and the performance of the obligations of the Borrower and each of the Wynn Amendment Parties under or in respect of the Second Amendment Documents to which the Borrower or any Wynn Amendment Party is a party and that have been entered into by the Borrower or such Wynn Amendment Party as of the date this representation is being made have been duly authorized by all necessary action on the part of the Borrower and such Wynn Amendment Party;

(c) the execution and delivery of each of the Second Amendment Documents that have been entered into by the Borrower or any of the Wynn Amendment Parties as of the date this representation is being made and the performance of the obligations of the Borrower and each of the Wynn Amendment Parties under or in respect of such Second Amendment Documents to which any such entity is a party do not and will not conflict with or violate (i) any provision of the articles of incorporation or bylaws (or similar constituent documents) of the Borrower or such Wynn Amendment Party, (ii) any Requirement of Law, (iii) any order, judgment or decree of any court or other governmental agency binding on the Borrower or any Wynn Amendment Party, or (iv) any indenture, agreement or instrument to which the Borrower or any Wynn Amendment Party is a party or by which the Borrower or any Wynn Amendment Party, or any property of any of them, is bound, and do not and will not require any consent or approval of any Person;

(d) each of the Second Amendment Documents that have been entered into by the Borrower or any of the Wynn Amendment Parties as of the date this representation is being made has been duly executed and delivered by the Borrower or such Wynn Amendment Party party thereto and the Credit Agreement and the other Loan Documents, as amended by the Second Amendment Documents, are the legal, valid and binding obligations of the Borrower and each of the Wynn Amendment Parties party thereto, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(e) after giving effect to any of the Second Amendment Documents that have been entered into by the Borrower or any of the Wynn Amendment Parties as of the date this representation is being made, no event has occurred and is continuing or will result from the execution and delivery of such Second Amendment Document that would constitute a Default or an Event of Default;

(f) since the Amended and Restated Effective Date (as defined in the Credit Agreement), no event has occurred that has resulted, or could reasonably be expected to result, in a Material Adverse Effect; and

(g) each of the representations and warranties made by the Borrower or any of the Wynn Amendment Parties in or pursuant to the Loan Documents to which such entity is a party shall be true and correct in all material respects on and as of the date this representation is being made, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

7. Effectiveness of this Second Amendment. This Second Amendment shall be effective only if and when signed by the Borrower, the Wynn Amendment Parties and the Administrative Agent on behalf of the Lenders (such date, the “Effective Date”).

8. Acknowledgments. By executing this Second Amendment, each of the Wynn Amendment Parties (other than Wynn Resorts Holdings and Completion Guarantor) (a) consents to the Second Amendment Documents and the issuance by the Borrower and Capital Corp. of the Additional 2014 Notes, (b) acknowledges that notwithstanding the execution and delivery of the Second Amendment Documents and the issuance by the Borrower and Capital Corp. of the Additional 2014 Notes, the obligations of each of the Wynn Amendment Parties under the Guarantee are not impaired or affected (except as provided for in the Second Amendment Documents) and the Guarantee continues in full force and effect and (c) affirms and ratifies the Guarantee. By executing this Second Amendment, the Borrower and each of the Wynn Amendment Parties (other than Completion Guarantor) consents to the Second Amendment Documents and the issuance by the Borrower and Capital Corp. of the Additional 2014 Notes, (b) acknowledges that notwithstanding the execution and delivery of the Second Amendment Documents and the issuance by the Borrower and Capital Corp. of the Additional 2014 Notes, the obligations of the Borrower and each of the Wynn Amendment Parties under the Security Agreement are not impaired or affected (except as provided for in the Second Amendment Documents) and the Security Agreement continues in full force and effect and (c) affirms and ratifies the Security Agreement. By executing this Second Amendment, Completion Guarantor (a) consents to the Second Amendment Documents and the issuance by the Borrower and Capital Corp. of the Additional 2014 Notes, (b) acknowledges that notwithstanding the execution and delivery of the Second Amendment Documents and the issuance by the Borrower and Capital Corp. of the Additional 2014 Notes, the obligations of Completion Guarantor under the Completion Guaranty are not impaired or affected (except as provided for in the Second Amendment Documents) and the Completion Guaranty continues in full force and effect and (c) affirms and ratifies the Completion Guaranty.

9. Miscellaneous. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). This Second Amendment may be executed in one or more counterparts and when signed by all of the parties listed below shall constitute a single binding agreement. Delivery of an executed counterpart hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart. Except as amended hereby and the other Second Amendment Documents, all of the provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect except that each reference to the “Credit Agreement”, or words of like import in any Loan Document, shall mean and be a reference to the Credit Agreement as amended hereby. This Second Amendment shall be deemed a “Loan Document” as defined in the Credit Agreement. Section 10.12 of the Credit Agreement shall apply to this Second Amendment and all past and future amendments to the Credit Agreement and other Loan Documents as if expressly set forth therein.

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IN WITNESS WHEREOF, the parties have caused this Second Amendment to be duly executed by their officers or officers of their sole ultimate members thereunto duly authorized as of the day and year first above written, to be effective as of the Effective Date.

WYNN LAS VEGAS, LLC,				WYNN GOLF, LLC,
a Nevada limited liability company				a Nevada limited liability company

By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member			By:	Wynn Las Vegas, LLC, a Nevada limited liability company, its sole member

	By:	Wynn Resorts, Limited, a Nevada corporation, its sole member			By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member

		By:	/s/ Marc D. Schorr			By:	Wynn Resorts, Limited, a Nevada
		Name:	Marc D. Schorr				corporation, its sole member
		Title:	Chief Operating Officer
							By:	/s/ Marc D. Schorr
							Name:	Marc D. Schorr
							Title:	Chief Operating Officer

WYNN SUNRISE, LLC,					WORLD TRAVEL, LLC,
a Nevada limited liability company					a Nevada limited liability company

By:	Wynn Las Vegas, LLC, a Nevada limited liability company, its sole member				By:	Wynn Las Vegas, LLC, a Nevada limited liability company, its sole member

	By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member				By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member

		By:	Wynn Resorts, Limited, a Nevada corporation, its sole member				By:	Wynn Resorts, Limited, a Nevada corporation, its sole member

			By:	/s/ Marc D. Schorr				By:	/s/ Marc D. Schorr
			Name:	Marc D. Schorr				Name:	Marc D. Schorr
			Title:	Chief Operating Officer				Title:	Chief Operating Officer

LAS VEGAS JET, LLC,					WYNN SHOW PERFORMERS, LLC
a Nevada limited liability company					a Nevada limited liability company

By:	Wynn Las Vegas, LLC, a Nevada limited liability company, its sole member				By:	Wynn Las Vegas, LLC, a Nevada limited liability company, its sole member

	By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member				By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member

		By:	Wynn Resorts, Limited, a Nevada corporation, its sole member				By:	Wynn Resorts, Limited, a Nevada corporation, its sole member

			By:	/s/ Marc D. Schorr				By:	/s/ Marc D. Schorr
			Name:	Marc D. Schorr				Name:	Marc D. Schorr
			Title:	Chief Operating Officer				Title:	Chief Operating Officer

KEVYN, LLC,					WYNN LAS VEGAS CAPITAL CORP.,
a Nevada limited liability company					a Nevada corporation

By:	Wynn Las Vegas, LLC,				By:	/s/ Marc D. Schorr
	a Nevada limited liability company,				Name:	Marc D. Schorr
	its sole member				Title:	Chief Operating Officer

	By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member

		By:	Wynn Resorts, Limited, a Nevada corporation, its sole member

			By:	/s/ Marc D. Schorr
			Name:	Marc D. Schorr
			Title:	Chief Operating Officer

WYNN RESORTS HOLDINGS, LLC,
a Nevada limited liability company,

By:	Wynn Resorts, Limited, a Nevada corporation, its sole member

	By:	/s/ Marc D. Schorr
	Name:	Marc D. Schorr
	Title:	Chief Operating Officer

WYNN COMPLETION GUARANTOR, LLC,
a Nevada limited liability company

By:	Wynn Las Vegas, LLC, a Nevada limited liability company, its control manager

	By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member

		By:	Wynn Resorts, Limited, a Nevada corporation, its sole member

			By:	/s/ Marc D. Schorr
			Name:	Marc D. Schorr
			Title:	Chief Operating Officer

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent on behalf of the Lenders

By:	/s/ Mary Kay Coyle
Name:	Mary Kay Coyle
Title:	Managing Director

By:	/s/ JT Coe
Name:	JT Coe
Title:	Managing Director